Financial Results For The Second Quarter Ended June 29th 2025 Pilgrim’s Pride Corporation (NASDAQ: PPC)

Cautionary Notes and Forward-Looking Statements  Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim’s Pride Corporation and its management are considered forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally; the ability to execute the Company’s business plan to achieve desired cost savings and profitability; future pricing for feed ingredients and the Company’s products; outbreaks of avian influenza or other diseases, either in Pilgrim’s Pride’s flocks or elsewhere, affecting its ability to conduct its operations and/or demand for its poultry products; contamination of Pilgrim’s Pride’s products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of cash resources; restrictions imposed by, and as a result of, Pilgrim’s Pride’s leverage; changes in laws or regulations affecting Pilgrim’s Pride’s operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause the costs of doing business to increase, cause Pilgrim’s Pride to change the way in which it does business, or otherwise disrupt its operations; competitive factors and pricing pressures or the loss of one or more of Pilgrim’s Pride’s largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including, but not limited to, the impacts of the Russia-Ukraine conflict; the risk of cyber-attacks, natural disasters, power losses, unauthorized access, telecommunication failures, and other problems on our information systems; and the impact of uncertainties of litigation and other legal matters described in our most recent Form 10-K and Form 10-Q, including the In re Broiler Chicken Antitrust Litigation, as well as other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. The forward looking statements in this release speak only as of the date hereof, and the Company undertakes no obligation to update any such statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. 2

Second Quarter 2025 Financial Review 3 Main Indicators ($MM) Q2 2025 Q2 2024 Net Revenue 4,757.4 4,559.3 Gross Profit 715.3 691.6 SG&A 199.5 214.2 Operating Income 512.3 440.8 Net Interest 31.5 15.3 Net Income 356.0 326.5 Earnings Per Share (EPS) 1.49 1.37 Adjusted EBITDA* 686.9 655.9 Adjusted EBITDA Margin* 14.4% 14.4% * This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to US GAAP.  U.S.: Year-over-year (YoY) increase in commodity market pricing positively impacted our Big Bird business; along with growth with Key Customers in Retail and Foodservice drove increased operating income for the US business; Europe: Continued YoY profit improvement due to execution of strategy to reduce cost and improve operational efficiencies; Mexico: profitability declined primarily due to Foreign Currency impacts.  SG&A is lower primarily due to a decrease in legal settlements and defense costs  Net interest increase due to lower YoY cash balance during Q2 2025, as a result of the dividend paid in April.  Q2 2025 Adjusted EBITDA* YoY increase driven by higher US sales with our Key Customers and continued focus on operating efficiencies in all regions. In $MM U.S. EU MX Net Revenue 2,820.4 1,371.3 565.7 Adjusted Operating Income* 413.5 73.9 86.9 Adjusted Operating Income Margin* 14.7% 5.4% 15.4% Source: PPC

Pullet Placements Increased 0.5% Y/Y in Q2-2025 4 - 2,000 4,000 6,000 8,000 10,000 12,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Th ou sa nd H ea d Intended Pullet Placements, Domestic Use 2023 2024 2025 5 Yr. Avg. Source: USDA

Broiler Layer Flock Decreased Y/Y in Q2-25; Eggs/100 Slightly Up Y/Y in Q2-25 5  Broiler layer flock -2.2% YoY in Q2-25.  Eggs/100 +0.7% YoY in Q2-25. 1,500 1,550 1,600 1,650 1,700 1,750 1,800 1,850 1,900 1,950 2,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Eg gs Eggs/100 2023 2024 2025 5 Yr. Avg. 50,000 52,000 54,000 56,000 58,000 60,000 62,000 64,000 66,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec He ad (0 00 ) Broiler Type Hatching Layers 2023 2024 2025 5 Yr. Avg. Source: USDA

Egg Sets Increased 1.1% YoY in Q2-25; Hatchability Flat Compared to Q2-24 Levels 6 215,000 220,000 225,000 230,000 235,000 240,000 245,000 250,000 255,000 1 5 9 13 17 21 25 29 33 37 41 45 49 Eg gs (0 00 ) Chicken Eggs Set by Week - USDA 5-yr Range 5-yr Avg 2023 2024 2025 75% 76% 77% 78% 79% 80% 81% 82% 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 Ha tc ha bi lit y (% ) Chicken Hatchability by Week - USDA 5-yr Range 5-yr Avg 2023 2024 2025 Source: USDA

Broiler Placements Increased 0.7% Above Year-Ago Levels in Q2-25 7 175,000 180,000 185,000 190,000 195,000 200,000 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 He ad s ( 00 0) Chicks Placements by Week - USDA 5-yr Range 5-yr Avg 2023 2024 2025 Source: USDA

Increased Head Counts in Big Bird Debone Segment in Q2-25 8 22.7% 21.8% 20.9% 19.7% 17.3% 16.6% 16.7% 15.8% 30.2% 28.7% 27.4% 26.2% 27.6% 29.4% 28.5% 29.1% 25.4% 26.2% 27.6% 28.4% 29.7% 27.6% 27.4% 26.1% 21.7% 23.3% 24.1% 25.7% 25.4% 26.4% 27.3% 29.1% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2018 2019 2020 2021 2022 2023 2024 2025 Head Processed by Size <4.25 4.26-6.25 6.26-7.75 >7.75 Source: USDA

Industry Cold Storage Supplies in Q2-25 Above YA but Below 5-Year Average  Total Inventories ended Q2 up 1.8% Y/Y and -4.5% below 5-year average.  Broilers inventories decreased by 33.9% and hens’ increased by 38.4%.  Breast meat inventories increased 10.1% Y/Y.  Wing inventories increased 5.0% but are below year ago.  Dark Meat inventories decreased 0.9% Y/Y.  Paws and feet inventory increased 4.2%. 9 500,000 550,000 600,000 650,000 700,000 750,000 800,000 850,000 900,000 950,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec LB S (0 00 ) Total Chicken Inventories 2023 2024 2025 5 Yr. Avg. Source: USDA

Jumbo Cutout Pricing Trended Above Year Ago and 5-Year Average in Q2-25 10 40 60 80 100 120 140 160 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 Ce nt s/ Lb Jumbo Cutout 5 Year Range 5 Yr. Avg. 2023 2024 2025 Source: PPC, EMI

BSB peaked before dropping, Tenders strong, Wings began late recovery, LQ steady in Q2-25 11 75.00 125.00 175.00 225.00 275.00 325.00 375.00 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 Ce nt s/ Lb USDA Boneless/Skinless Breast 5 Year Average 2023 2024 2025 75.00 125.00 175.00 225.00 275.00 325.00 375.00 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 Ce nt s/ Lb USDA Tenders 5 Year Average 2023 2024 2025 10 20 30 40 50 60 70 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 Ce nt s/ Lb USDA Leg Quarters 5 Year Range 5-yr Avg 2023 2024 2025 10.00 60.00 110.00 160.00 210.00 260.00 310.00 360.00 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 Ce nt s/ Lb USDA Whole Wings 5 Year Average 2023 2024 2025 Source: USDA

WOG Pricing Below YA in Q2-25, still above 5- Year Average 12 60.0 70.0 80.0 90.0 100.0 110.0 120.0 130.0 140.0 150.0 160.0 1/ 6 1/ 20 2/ 3 2/ 17 3/ 3 3/ 17 3/ 31 4/ 14 4/ 28 5/ 12 5/ 26 6/ 9 6/ 23 7/ 7 7/ 21 8/ 4 8/ 18 9/ 1 9/ 15 9/ 29 10 /1 3 10 /2 7 11 /1 0 11 /2 4 12 /8 12 /2 2 Ce nt s/ Lb . EMI WOG 2.5-4.0 LBS 5 Year Range 5 Yr. Avg. 2023 2024 2025 Source: EMI

Corn Dynamics 13 Source: PPC  US stocks rebuild with large acreage and favorable growing season  Brazil and Argentina see YoY improvement in production for 24/25  USDA sees very high global corn demand as reason for drawdown in global corn stocks. China import demand remains major question. 293 311 304 316 284 275 250 260 270 280 290 300 310 320 2020/21 2021/22 2022/23 2023/24 2024/25 2025/26 World Corn Endings stocks (MMT) 1235 1377 1360 1763 1340 1660 0 500 1000 1500 2000 2500 3000 20/21 21/22 22/23 23/24 24/25p 25/26p US Corn Ending Stocks (MBUs)

Soybean Dynamics 14 Source: PPC  USDA forecasting smaller US ending stocks based on very high soy crush demand  South America hits new record high soybean production  Global bean stocks hit record high in 24/25, expected to swell further in 25/26 100 99 101 115 125 126 0 20 40 60 80 100 120 140 2020/21 2021/22 2022/23 2023/24 2024/25 2025/26 World Soybean End Stocks (MMT) 257 274 264 342 350 310 0 50 100 150 200 250 300 350 400 2020/21 2021/22 2022/23 2023/24 2024/25 2025/26 US Soybean End Stocks (MBU)

Fiscal Year 2025 Capital Spending 15 Capex (US$M)  Continued investment in strategic projects will support Key Customers’ growth and emphasize our focus on further diversification of our portfolio and operational improvements Source: PPC

APPENDIX 16

Appendix: Reconciliation of Adjusted EBITDA 17 “EBITDA” is defined as the sum of net income plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (1) foreign currency transaction losses (gains), (2) costs related to litigation settlements, (3) restructuring activities losses, and (4) net income attributable to noncontrolling interests. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA applicable to continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under U.S. GAAP. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP. In addition, other companies in our industry may calculate these measures differently limiting their usefulness as a comparative measure. Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with U.S. GAAP. These limitations should be compensated for by relying primarily on our U.S. GAAP results and using EBITDA and Adjusted EBITDA only on a supplemental basis. Source: PPC

Appendix: Reconciliation of Adjusted EBITDA

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended		Six Months Ended	
	June 29, 2025	June 30, 2024	June 29, 2025	June 30, 2024
	(In thousands)			
Net income	$ 356,009	$ 326,523	$ 652,352	$ 501,461
Add:				
Interest expense, net[a]	31,451	15,338	48,236	46,235
Income tax expense	119,573	100,650	213,672	152,712
Depreciation and amortization	113,504	107,948	218,022	211,298
EBITDA	620,537	550,459	1,132,282	911,706
Add:				
Foreign currency transaction losses (gains)[b]	4,892	(2,225)	2,839	(6,562)
Litigation settlements[c]	58,464	71,250	65,714	72,190
Restructuring activities losses[d]	3,499	36,675	20,111	51,234
Minus:				
Net income attributable to noncontrolling interest	489	220	799	737
Adjusted EBITDA	$ 686,903	$ 655,939	$ 1,220,147	$ 1,027,831

a. Interest expense, net, consists of interest expense less interest income.
b. Prior to April 1, 2024, the Company measured the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasured assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasured nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements were previously recognized in the line item Foreign currency transaction losses (gains) in the Condensed Consolidated Statements of Income. Effective April 1, 2024, the Company changed the functional currency of its Mexico reportable segment from U.S. dollar to Mexican peso, which means all translation gains/losses on outstanding balances are now recognized in accumulated other comprehensive income. Transactional functional currency gains/losses are included in the line item Foreign currency transaction losses (gains) in the Condensed Consolidated Statements of Income.
c. This represents expenses recognized in anticipation of probable settlements in ongoing litigation.
d. Restructuring activities losses are related to costs incurred, such as severance, lease terminations, asset impairment and other charges, as part of multiple ongoing restructuring initiatives throughout our Europe reportable segment.

18

Source: PPC

Appendix: Reconciliation of LTM Adjusted EBITDA 19 The summary unaudited consolidated income statement data for the twelve months ended June 29, 2025 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the six months ended June 30, 2024 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 29, 2024 and (2) the applicable unaudited consolidated income statement data for the six months ended June 30, 2025. PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Three Months Ended LTM Ended September 29, 2024 December 29, 2024 March 30, 2025 June 29, 2025 June 29, 2025 (In thousands) Net income $ 349,990 $ 235,772 $ 296,343 $ 356,009 $ 1,238,114 Add: Interest expense, net 19,498 22,776 16,785 31,451 90,510 Income tax expense 131,609 40,725 94,099 119,573 386,006 Depreciation and amortization 110,470 111,854 104,518 113,504 440,346 EBITDA 611,567 411,127 511,745 620,537 2,154,976 Add: Foreign currency transaction losses (gains) (678) (2,785) (2,053) 4,892 (624) Litigation settlements — 95,038 7,250 58,464 160,752 Restructuring activities losses 30,836 11,318 16,612 3,499 62,265 Loss on settlement of pension from plan termination 10,709 10,940 — — 21,649 Inventory write-down as a result of hurricane 8,075 — — — 8,075 Minus: Net income (loss) attributable to noncontrolling interest 130 (82) 310 489 847 Adjusted EBITDA $ 660,379 $ 525,720 $ 533,244 $ 686,903 $ 2,406,246 Source: PPC

Appendix: Reconciliation of EBITDA Margin

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by net sales for the applicable period. EBITDA margins are presented because they are used by management and we believe it is frequently used by securities analysts, investors and other interested parties, as a supplement to our results prepared in accordance with U.S. GAAP, to compare the performance of companies.

PILGRIM'S PRIDE CORPORATION
Reconciliation of EBITDA Margin
(Unaudited)

	Three Months Ended		Six Months Ended		Three Months Ended		Six Months Ended	
	June 29, 2025	June 30, 2024	June 29, 2025	June 30, 2024	June 29, 2025	June 30, 2024	June 29, 2025	June 30, 2024
	(In thousands)							
Net income	$ 356,009	$ 326,523	$ 652,352	$ 501,461	7.48 %	7.16 %	7.08 %	5.62 %
Add:								
Interest expense, net	31,451	15,338	48,236	46,235	0.66 %	0.34 %	0.52 %	0.52 %
Income tax expense	119,573	100,650	213,672	152,712	2.51 %	2.21 %	2.32 %	1.71 %
Depreciation and amortization	113,504	107,948	218,022	211,298	2.38 %	2.36 %	2.36 %	2.36 %
EBITDA	620,537	550,459	1,132,282	911,706	13.03 %	12.07 %	12.28 %	10.21 %
Add:								
Foreign currency transaction losses (gains)	4,892	(2,225)	2,839	(6,562)	0.10 %	(0.04)%	0.03 %	(0.07)%
Litigation settlements	58,464	71,250	65,714	72,190	1.23 %	1.56 %	0.71 %	0.81 %
Restructuring activities losses	3,499	36,675	20,111	51,234	0.07 %	0.80 %	0.22 %	0.57 %
Minus:								
Net income attributable to noncontrolling interest	489	220	799	737	0.01 %	— %	0.01 %	0.01 %
Adjusted EBITDA	$ 686,903	$ 655,939	$ 1,220,147	$ 1,027,831	14.42 %	14.39 %	13.23 %	11.51 %
Net sales	$ 4,757,365	$ 4,559,314	$ 9,220,374	$ 8,921,248	—	—	—	—

20

Appendix: Reconciliation of Adjusted EBITDA by Segment

Pilgrim's

Adjusted EBITDA by segment figures are presented because they are used by management and we believe they are frequently used by securities analysts, investors and other interested parties, as a supplement to our results prepared in accordance with U.S. GAAP, to compare the performance of companies.

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended June 29, 2025				Three Months Ended June 30, 2024			
	U.S.	Europe	Mexico	Total	U.S.	Europe	Mexico	Total
	(In thousands)							
Net income	$ 239,262	$ 54,880	$ 61,867	$ 356,009	$ 199,076	$ 41,511	$ 85,936	$ 326,523
Add:								
Interest expense, net[(a)]	35,651	(174)	(4,026)	31,451	24,946	(2,556)	(7,052)	15,338
Income tax expense	78,204	16,001	25,368	119,573	82,117	(14,212)	32,745	100,650
Depreciation and amortization	71,149	36,929	5,426	113,504	67,200	34,865	5,883	107,948
EBITDA	424,266	107,636	88,635	620,537	373,339	59,608	117,512	550,459
Add:								
Foreign currency transaction losses (gains)[(b)]	4	685	4,203	4,892	(1)	(39)	(2,185)	(2,225)
Litigation settlements[(c)]	58,464	—	—	58,464	71,250	—	—	71,250
Restructuring activities losses[(d)]	—	3,499	—	3,499	—	36,675	—	36,675
Minus:								
Net income attributable to noncontrolling interest	—	—	489	489	—	—	220	220
Adjusted EBITDA	$ 482,734	$ 111,820	$ 92,349	$ 686,903	$ 444,588	$ 96,244	$ 115,107	$ 655,939

21

Source: PPC

Appendix: Reconciliation of Adjusted EBITDA By Segment

Pilgrim's

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Six Months Ended June 29, 2025				Six Months Ended June 30, 2024			
	U.S.	Europe	Mexico	Total	U.S.	Europe	Mexico	Total
	(In thousands)							
Net income	$ 461,558	$ 97,030	$ 93,764	$ 652,352	$ 301,707	$ 66,023	$ 133,731	$ 501,461
Add:								
Interest expense, net[(a)]	61,218	(2,078)	(10,904)	48,236	69,532	(4,539)	(18,758)	46,235
Income tax expense (benefit)	149,216	25,923	38,533	213,672	114,177	(4,655)	43,190	152,712
Depreciation and amortization	137,535	70,066	10,421	218,022	129,885	69,893	11,520	211,298
EBITDA	809,527	190,941	131,814	1,132,282	615,301	126,722	169,683	911,706
Add:								
Foreign currency transaction losses (gains)[(b)]	3	313	2,523	2,839	1	(255)	(6,308)	(6,562)
Litigation settlements[(c)]	65,714	—	—	65,714	72,190	—	—	72,190
Restructuring activities losses[(d)]	—	20,111	—	20,111	—	51,234	—	51,234
Minus:								
Net income attributable to noncontrolling interest	—	—	799	799	—	—	737	737
Adjusted EBITDA	$ 875,244	$ 211,365	$ 133,538	$ 1,220,147	$ 687,492	$ 177,701	$ 162,638	$ 1,027,831

a. Interest expense, net, consists of interest expense less interest income.

b. Prior to April 1, 2024, the Company measured the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasured assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasured nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements were previously recognized in the line item Foreign currency transaction losses (gains) in the Condensed Consolidated Statements of Income. Effective April 1, 2024, the Company changed the functional currency of its Mexico reportable segment from U.S. dollar to Mexican peso, which means all translation gains/losses on outstanding balances are now recognized in accumulated other comprehensive income. Transactional functional currency gains/losses are included in the line item Foreign currency transaction losses (gains) in the Condensed Consolidated Statements of Income.

c. This represents expenses recognized in anticipation of probable settlements in ongoing litigation.

d. Restructuring activities losses are related to costs incurred, such as severance, lease terminations, asset impairment and other charges, as part of multiple ongoing restructuring initiatives throughout our Europe reportable segment.

22

Source: PPC

Appendix: Reconciliation of Adjusted Operating Income 23 Adjusted Operating Income is calculated by adding to Operating Income certain items of expense and deducting from Operating Income certain items of income. Management believes that presentation of Adjusted Operating Income provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income to adjusted operating income as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Operating Income (Unaudited) Three Months Ended Six Months Ended June 29, 2025 June 30, 2024 June 29, 2025 June 30, 2024 (In thousands) GAAP operating income, U.S. operations $ 354,987 $ 307,988 $ 673,793 $ 487,405 Litigation settlements 58,464 71,250 65,714 72,190 Adjusted operating income, U.S. operations $ 413,451 $ 379,238 $ 739,507 $ 559,595 Adjusted operating income margin, U.S. operations 14.7% 14.2% 13.3% 10.7 % Three Months Ended Six Months Ended June 29, 2025 June 30, 2024 June 29, 2025 June 30, 2024 (In thousands) GAAP operating income, Europe operations $ 70,419 $ 23,993 $ 119,490 $ 55,109 Restructuring activities losses 3,499 36,675 20,111 51,234 Adjusted operating income, Europe operations $ 73,918 $ 60,668 $ 139,601 $ 106,343 Adjusted operating income margin, Europe operations 5.4% 4.7% 5.4% 4.1 % Three Months Ended Six Months Ended June 29, 2025 June 30, 2024 June 29, 2025 June 30, 2024 (In thousands) GAAP operating income, Mexico operations $ 86,933 $ 108,809 $ 123,538 $ 148,550 No adjustments — — — — Adjusted operating income, Mexico operations $ 86,933 $ 108,809 $ 123,538 $ 148,550 Adjusted operating income margin, Mexico operations 15.4% 18.3% 11.7% 13.4 % Source: PPC

Appendix: Reconciliation of GAAP Operating Income Margin to Adjusted Operating Income Margin 24 Adjusted Operating Income Margin for each of our reportable segments is calculated by dividing Adjusted operating income by Net Sales. Management believes that presentation of Adjusted Operating Income Margin provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income margin for each of our reportable segments to adjusted operating income margin for each of our reportable segments is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP Operating Income Margin to Adjusted Operating Income Margin (Unaudited) Three Months Ended Six Months Ended June 29, 2025 June 30, 2024 June 29, 2025 June 30, 2024 (In percent) GAAP operating income margin, U.S. operations 12.6% 11.6% 12.1% 9.3 % Litigation settlements 2.1% 2.6% 1.2% 1.4 % Adjusted operating income margin, U.S. operations 14.7% 14.2% 13.3% 10.7 % Three Months Ended Six Months Ended June 29, 2025 June 30, 2024 June 29, 2025 June 30, 2024 (In percent) GAAP operating income margin, Europe operations 5.1% 1.8% 4.6% 2.1 % Restructuring activities losses 0.3% 2.9% 0.8% 2.0 % Adjusted operating income margin, Europe operations 5.4% 4.7% 5.4% 4.1 % Three Months Ended Six Months Ended June 29, 2025 June 30, 2024 June 29, 2025 June 30, 2024 (In percent) GAAP operating income margin, Mexico operations 15.4% 18.3% 11.7% 13.4 % No adjustments — % — % — % — % Adjusted operating income margin, Mexico operations 15.4% 18.3% 11.7% 13.4 % Source: PPC

Appendix: Reconciliation of Adjusted Net Income 25 Adjusted net income attributable to Pilgrim's Pride Corporation (“Pilgrim's”) is calculated by adding to Net income attributable to Pilgrim's certain items of expense and deducting from Net income attributable to Pilgrim's certain items of income, as shown below in the table. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is presented because it is used by management, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with U.S. GAAP, to compare the performance of companies. Management also believe that this non-U.S. GAAP financial measure, in combination with our financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of such charges on net income attributable to Pilgrim’s Pride Corporation per common diluted share. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is not a measurement of financial performance under U.S. GAAP, has limitations as an analytical tool and should not be considered in isolation or as a substitute for an analysis of our results as reported under U.S. GAAP. Management believes that presentation of adjusted net income attributable to Pilgrim’s provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of net income (loss) attributable to Pilgrim’s Pride Corporation per common diluted share to adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Net Income (Unaudited) Three Months Ended Six Months Ended June 29, 2025 June 30, 2024 June 29, 2025 June 30, 2024 (In thousands, except per share data) Net income attributable to Pilgrim's $ 355,520 $ 326,303 $ 651,553 $ 500,724 Add: Foreign currency transaction losses (gains) 4,892 (2,225) 2,839 (6,562) Litigation settlements 58,464 71,250 65,714 72,190 Restructuring activities losses 3,499 36,675 20,111 51,234 Minus: Gain on early extinguishment of debt — 11,159 — 11,159 Adjusted net income attributable to Pilgrim's before tax impact of adjustments 422,375 420,844 740,217 606,427 Net tax impact of adjustments(a) (16,178) (22,879) (21,456) (25,580) Adjusted net income attributable to Pilgrim's $ 406,197 $ 397,965 $ 718,761 $ 580,847 Weighted average diluted shares of common stock outstanding 238,427 237,733 238,354 237,615 Adjusted net income attributable to Pilgrim's per common diluted share $ 1.70 $ 1.67 $ 3.02 $ 2.44 a. Net tax impact of adjustments represents the tax impact of all adjustments shown above. Source: PPC

Appendix: Reconciliation of GAAP EPS to Adjusted EPS 26 Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Three Months Ended Six Months Ended June 29, 2025 June 30, 2024 June 29, 2025 June 30, 2024 (In thousands, except per share data) GAAP EPS $ 1.49 $ 1.37 $ 2.73 $ 2.11 Add: Foreign currency transaction losses (gains) 0.02 (0.01) 0.01 (0.03) Litigation settlements 0.25 0.30 0.28 0.30 Restructuring activities losses 0.01 0.15 0.08 0.23 Minus: Gain on early extinguishment of debt — 0.05 — 0.05 Adjusted EPS before tax impact of adjustments 1.77 1.76 3.10 2.56 Net tax impact of adjustments(a) (0.07) (0.09) (0.08) (0.12) Adjusted EPS $ 1.70 $ 1.67 $ 3.02 $ 2.44 Weighted average diluted shares of common stock outstanding 238,427 237,733 238,354 237,615 a. Net tax impact of adjustments represents the tax impact of all adjustments shown above. Source: PPC

Appendix: Supplementary Selected Segment and Geographic Data 27 PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data (Unaudited) Three Months Ended Six Months Ended June 29, 2025 June 30, 2024 June 29, 2025 June 30, 2024 (In thousands) Sources of net sales by geographic region of origin: U.S. $ 2,820,385 $ 2,663,965 $ 5,563,574 $ 5,243,297 Europe 1,371,270 1,301,541 2,602,799 2,569,444 Mexico 565,710 593,808 1,054,001 1,108,507 Total net sales $ 4,757,365 $ 4,559,314 $ 9,220,374 $ 8,921,248 Sources of cost of sales by geographic region of origin: U.S. $ 2,331,143 $ 2,211,626 $ 4,686,710 $ 4,553,666 Europe 1,247,137 1,187,671 2,362,362 2,363,409 Mexico 463,790 468,391 901,134 928,638 Total cost of sales $ 4,042,070 $ 3,867,688 $ 7,950,206 $ 7,845,713 Sources of gross profit by geographic region of origin: U.S. $ 489,242 $ 452,339 $ 876,864 $ 689,631 Europe 124,133 113,870 240,437 206,035 Mexico 101,920 125,417 152,867 179,869 Total gross profit $ 715,295 $ 691,626 $ 1,270,168 $ 1,075,535 Sources of operating income by geographic region of origin: U.S. $ 354,987 $ 307,988 $ 673,793 $ 487,405 Europe 70,419 23,993 119,490 55,109 Mexico 86,933 108,809 123,538 148,550 Total operating income $ 512,339 $ 440,790 $ 916,821 $ 691,064 Source: PPC